SEC FILE NO. 33-73140

                         PILGRIM VARIABLE PRODUCTS TRUST

        Supplement dated May 16, 2001 to the Prospectus dated May 1, 2001

CHANGE IN SUB-ADVISER FOR PILGRIM VP RESEARCH ENHANCED INDEX PORTFOLIO

     On May 9, 2001, the Board of Trustees of Pilgrim Mayflower Trust approved the termination of the existing Sub-Advisory Agreement with J.P. Morgan Investment Management Inc. ("J.P. Morgan") for the Pilgrim VP Research Enhanced Index Portfolio (the "Portfolio") effective July 31, 2001. The Board of Trustees also approved a new sub-advisory agreement with Aeltus Investment Management, Inc. ("Aeltus"). A meeting of the shareholders of the Portfolio has been scheduled to consider approval of the new sub-advisory agreement. Proxy statements that provide details will be mailed to shareholders in the early summer of 2001. If approved by shareholders, Aeltus will become the sub-adviser to the Portfolio effective August 1, 2001.

     If shareholders approve Aeltus as sub-adviser to the Portfolio, ING Pilgrim Investments, LLC ("ING Pilgrim Investments"), the Adviser, will retain overall responsibility for the management of the Portfolio. Aeltus and ING Pilgrim Investments are sister companies under the common control of ING Groep N.V.

     If Aeltus becomes the sub-adviser of the Portfolio, there would be no change in the advisory fee rate the Portfolio pays to ING Pilgrim Investments, or the sub-advisory fee that ING Pilgrim Investments pays to the sub-adviser.

     The chart below shows the performance of the Portfolio. It also provides performance information for the Aetna Index Plus Large Cap Fund and Aetna Index Plus Large Cap VP, mutual funds for which Aeltus serves as the adviser and that have "enhanced index" strategies that are substantially similar to the strategy of the Portfolio.

           Pilgrim VP Research-
             Enhanced Index          Aetna Index Plus         Aetna Index Plus
Year        Portfolio(1),(2)      Large Cap Fund(3),(4)      Large Cap VP(5),(6)
----        ----------------      ---------------------      -------------------
2000            (11.63)                   (9.72)                     (9.41)
1999              7.70(7)                 24.28                      24.30
1998               N/A                    32.12                      31.60
1997               N/A                     N/A                       33.89

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(1)  Performance  figures  are  provided  for Class R shares of the  Pilgrim  VP
     Research Enhanced Index Portfolio. Class R commenced operations on May 6, 1994.

(2) Performance does not reflect expenses or charges which are, or may be, imposed under your annuity or life insurance policy, and would be lower if it did. The ratio of expenses to average daily assets for the most recently completed fiscal year was 0.90 % for the Pilgrim VP Research Enhanced Index Portfolio.

(3) Performance figures are provided for Class A Shares of the Aetna Index Plus Large Cap Fund. Class A Shares commenced operations on February 7, 1997.

(4) Performance figures do not reflect sales charges and would be lower if they did. The ratio of expenses to average daily net assets for the most recently completed fiscal year was 0.91%.

(5)  Aetna Index Plus Large Cap VP commenced operations on September 16, 1996.

(6) Performance does not reflect expenses or charges which are, or may be, imposed under your annuity or life insurance policy, and would be lower if it did. The ratio of expenses to average daily net assets for the most recently completed fiscal year was 0.44%.

(7) Although the Portfolio commenced operations on May 6, 1994, it began operations as an enhanced index fund on April 30, 1999; prior to that, the Portfolio was a bond fund. The figure shown in the chart is for the period from May 1, 1999 to December 31, 1999. The average annual total return for the year ended December 31, 1999 was 5.79%.

     The performance information included in the chart above shows only the historical track record of J.P. Morgan and Aeltus and is not an indication of how the Portfolio will perform in the future.

     Following the assumption of portfolio management duties by Aeltus, significant portfolio turnover may occur in connection with a restructuring of the Portfolio's holdings to reflect the management style of Aeltus. Such restructuring may result in increased transactional costs for the Portfolio.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE